UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2025

DORCHESTER MINERALS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas 75219
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (214) 559-0300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interest	DMLP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 30, 2025, C.W. (“Bill”) Russell, a manager of Dorchester Minerals Management GP LLC (the “General Partner”), the general partner of the general partner of Dorchester Minerals, L.P. (the “Partnership”) passed away. Mr. Russell served as a manager and a member of the Advisory Committee of the General Partner since May 2004.

Following Mr. Russell’s passing, the number of members on the Advisory Committee, which also serves as the audit committee and, prior to October 8, 2025, the compensation committee of the General Partner, was reduced from three to two members. As a result, the Partnership is no longer compliant with Listing Rules 5615(a)(4)(C) and 5605(c)(2)(A) of The NASDAQ Stock Market LLC (“Nasdaq”), which require that an audit committee consist of at least three members, each of whom is independent. In accordance with the Nasdaq Listing Rules, on November 3, 2025, the Partnership notified Nasdaq of Mr. Russell’s passing and the resulting non-compliance with Nasdaq Listing Rules 5615(a)(4)(C) and 5605(c)(2)(A).

On November 10, 2025, the Partnership received a letter from Nasdaq acknowledging the Partnership’s non-compliance with Nasdaq’s audit committee requirements as set forth in Nasdaq’s Listing Rule 5605. The Nasdaq letter further provides that, consistent with Nasdaq’s Listing Rule 5605(c)(4), Nasdaq will provide the Partnership a cure period in order to regain compliance as follows: (a) until the earlier of the Partnership’s next annual unitholders’ meeting or October 30, 2026; or (b) if the next annual unitholders’ meeting is held before April 28, 2026, then the Partnership must evidence compliance no later than April 28, 2026.

The Partnership and the General Partner intend to have a replacement for the Advisory Committee position who satisfies the applicable requirements of the Nasdaq Listing Rules appointed prior to the expiration of the cure period.

Item 8.01 Other Events.

On October 30, 2025, C.W. (“Bill”) Russell, a manager of the General Partner passed away. Mr. Russell served as a manager and an Advisory Committee Member of the General Partner since May 2004.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORCHESTER MINERALS, L.P.

Date: November 12, 2025	By:	/s/	Bradley J. Ehrman
Bradley J. Ehrman
Chief Executive Officer